DSM SMALL-MID CAP GROWTH FUND Institutional Class Ticker Symbol: DSMMX
Summary Prospectus
October 31, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.dsmfunds.com/forms_literature.html.  You may also obtain this information at no cost by calling 1-877-862-9555 or by sending an e-mail request to fulfillment@dsmcapital.com.  The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The DSM Small-Mid Cap Growth Fund (the “Small-Mid Cap Growth Fund” or “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Institutional Class
Management Fees	0.90%
Other Expenses(1)	11.27%
Total Annual Fund Operating Expenses	12.17%
Fee Waiver/Expense Reimbursement(2)	-11.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%

(1)      Other expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)      The Advisor has contractually agreed to reduce its fees and pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, dividends on short positions and extraordinary expenses) in order to limit the Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.15% of average daily net assets of the Fund’s Institutional Class shares through at least October 31, 2014 (the “Expense Cap”).  To the extent that the Advisor waives its fees and absorbs expenses to satisfy the Expense Cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year).  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$117	$2,467

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above Example, affect the Fund’s performance.  During the most recent fiscal period (May 9, 2013 to June 30, 2013), the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies
Permissible Securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small and mid-sized capitalization companies.  Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund generally will contain 35 to 45 equity securities. The Advisor defines a “small and mid-sized capitalization company” as one that has a market capitalization of between $500 million and $10 billion at the time of purchase.  Issuers whose capitalization rise above this level after purchase continue to be considered small or mid-sized companies for purposes of the 80% policy.  The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations outside the defined small and mid-sized level at the time of purchase.  In addition, the Fund may invest up to 20% of its assets in equity securities of foreign issuers including those in emerging markets through, but not limited to, American Depositary Receipts or similar securities.

The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy.  The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology, telecommunications services, and utilities.  As of the date of this Prospectus, over 25% of the Fund’s assets were invested in securities within the consumer discretionary sector.

Management Process.  The Advisor manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., minimum of three-years) investment horizon.  This means in general terms that the Advisor identifies companies which it believes exhibit certain growth characteristics.  For instance, the Advisor may select companies that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements.  The Advisor generally sells a stock when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

Principal Risks
There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The Fund is subject to many of the risks common to mutual funds that invest in equity securities of domestic and foreign companies.  In particular, the following risks could affect the value of your investment in the Fund:

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Consumer Discretionary Risk. The Fund invests in the securities of companies in the consumer discretionary sector.  Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.  Success depends heavily on disposable household income and consumer spending.  Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

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Emerging Markets Risk.  Stocks of issuers in emerging markets countries entail greater investment risk than developed markets. Such risks could include governmental dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

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Equity Market Risk. Equity investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

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Foreign Securities Risks.  The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Foreign securities markets may involve greater risk and volatility than more developed markets.  Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•	General Market Risk. The stock market declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.

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Growth Style Investment Risk. Growth-oriented funds may underperform when value investing is in favor.  In addition, growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Management Risk. The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.
•	Newer Fund Risk. The Fund is newer with a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.
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Non-Diversification Risk.  A non-diversified fund may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.

•	Regulatory Risk. Changes in government regulations may adversely affect the value of a security.
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Sector-Focus Risk.  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

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Small and Mid-Sized Company Stock Risk.  Small to mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small to mid-sized company stocks tend to be more volatile and less liquid than large company stocks. Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies.  Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Performance
Because the Fund commenced operations on May 9, 2013, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.  Updated performance information is available on the Fund’s website at www.dsmfunds.com or by calling the Fund toll-free at 1-877-862-9555.

Management
Investment Advisor
DSM Capital Partners LLC

Portfolio Managers
Daniel Strickberger – Co-Chief Investment Officer of the Advisor since inception in 2001
Managed the Fund since inception in 2013

Stephen Memishian, CFA – Co-Chief Investment Officer of the Advisor since inception in 2001
Managed the Fund since inception in 2013

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (DSM Small-Mid Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-877-862-9555.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Account Types	To Open Your Account	To Add To Your Account
Standard, Traditional and Roth IRA Accounts	$100,000	$25,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
You may buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  If you purchase the Fund through a broker-dealer or other Financial Intermediary, the Fund and its related companies may pay the broker-dealer or other Financial Intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your Financial Intermediary’s website for more information.